SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2005


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


Pennsylvania                            0-27102                 23-2694937
------------                            -------                 ----------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                 19047-1833
-----------------------------------------------                 ----------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 1, 2005, eGames, Inc. announced that its Board of Directors had approved the payment of a $0.015 cash dividend on February 22, 2005 to shareholders of record on February 15, 2005. The press release announcing the dividend is attached hereto as Exhibit 99.1.

Item 9.01

(c) Exhibits

Exhibit
Number                     Description
---------                ---------------

  99.1          Press Release Dated February 1, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        eGames, Inc.


                                        By: /s/ Thomas W. Murphy
                                            ----------------------------------
                                            Thomas W. Murphy, Vice President
                                            and Chief Financial Officer
Dated: February 1, 2005

                                                                 EXHIBIT 99.1
For Immediate Release

                    eGames Announces Quarterly Cash Dividend

Langhorne, Pa., - February 1, 2005 - eGames, Inc. (OTCBB: EGAM), a publisher of Family Friendly(TM), affordable consumer entertainment PC software games, today announced that its Board of Directors has declared a quarterly cash dividend of $0.015 per common share to be paid on February 22, 2005 to shareholders of record on February 15, 2005.

The Company's Board of Directors has authorized the payment of a quarterly cash dividend of $0.015 per common share, in lieu of pursuing the Company's previously announced stock repurchase program. It is the Company's intention to continue paying a comparable quarterly cash dividend to shareholders of its common stock. However, the payment of any further cash dividends depends entirely upon the discretion of the Company's Board of Directors and may be discontinued at any time, for any reason.

About eGames, Inc.
------------------
eGames, Inc., headquartered in Langhorne, PA, publishes and markets a diversified line of Family Friendly(TM), affordable consumer entertainment PC software games. The Company promotes the eGames(TM) brand in order to generate customer loyalty, encourage repeat purchases and differentiate eGames software products to retailers and consumers. eGames also publishes and markets RealAge(R) Games & Skills, a collection of PC software activities and games designed to help build and maintain mental sharpness. Additional information regarding eGames, Inc. and RealAge Games & Skills can be found at www.egames.com and www.realagegames.com. eGames -- Where the "e" is for Everybody!(R)

Forward-Looking Statement Safe Harbor:
--------------------------------------
This press release contains certain forward-looking statements, including without limitation, statements regarding: the payment of a cash dividend on February 22, 2005 and the Company's intention to continue to pay a comparable quarterly cash dividend in future periods. The Company cautions readers that the risks and uncertainties that may affect the Company's future results and performance include, but are not limited to, those discussed under the heading "Factors Affecting Future Performance" in the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 and Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, both filed with the Securities and Exchange Commission.


Contact Information at eGames, Inc.
-----------------------------------
Jerry Klein, President & CEO
(215) 750-6606 (Ext. 118)
Tom Murphy, Vice President & CFO
(215) 750-6606 (Ext. 113)